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

                                                                                                EXHIBIT 99(i)


                   MERRILL LYNCH & Co., INC. AND SUBSIDIARIES
                PRELIMINARY UNAUDITED CONSOLIDATED BALANCE SHEET


                                                                                                          Jun. 28,
   (dollars in millions)                                                                                     2002
   -----------------------------------------------------------------------------                         --------
   ASSETS

   CASH AND CASH EQUIVALENTS....................................................                         $ 14,714
                                                                                                         --------

   CASH AND SECURITIES SEGREGATED FOR REGULATORY PURPOSES
        OR DEPOSITED WITH CLEARING ORGANIZATIONS................................                            6,617
                                                                                                         --------

   SECURITIES FINANCING TRANSACTIONS
     Receivables under resale agreements........................................                           75,298
     Receivables under securities borrowed transactions.........................                           59,274
                                                                                                         --------
                                                                                                          134,572
                                                                                                         --------

   INVESTMENT SECURITIES........................................................                           77,430
                                                                                                         --------

   TRADING ASSETS, AT FAIR VALUE (includes securities pledged as collateral of $7,949)
     Contractual agreements.....................................................                           32,354
     Corporate debt and preferred stock.........................................                           21,029
     Mortgages, mortgage-backed, and asset-backed...............................                           14,821
     Equities and convertible debentures........................................                           13,252
     U.S. Government and agencies...............................................                           11,252
     Non-U.S. governments and agencies..........................................                            9,588
     Municipals and money markets...............................................                            4,270
                                                                                                         --------
                                                                                                          106,566
                                                                                                         --------

   SECURITIES RECEIVED AS COLLATERAL............................................                            3,982
                                                                                                         --------

   OTHER RECEIVABLES
     Customers (net of allowance for doubtful accounts of $67)..................                           37,896
     Brokers and dealers........................................................                           13,374
     Interest and other.........................................................                            9,670
                                                                                                         --------
                                                                                                           60,940
                                                                                                         --------

   LOANS, NOTES, AND MORTGAGES (net of allowance for loan losses of $455).......                           26,308

   EQUIPMENT AND FACILITIES (net of accumulated depreciation and
       amortization of $4,535)..................................................                            3,145

   GOODWILL (net of accumulated amortization of $955)...........................                            4,253

   OTHER ASSETS.................................................................                            2,899
                                                                                                         --------

   TOTAL ASSETS.................................................................                         $441,426
                                                                                                         ========
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

                                                                                                 EXHIBIT 99(i)

                   MERRILL LYNCH & CO., INC. AND SUBSIDIARIES
                PRELIMINARY UNAUDITED CONSOLIDATED BALANCE SHEET

                                                                                                          Jun. 28,
   (dollars in millions, except per share amount)                                                            2002
   -----------------------------------------------------------------------------                         --------
   LIABILITIES

   SECURITIES FINANCING TRANSACTIONS
     Payables under repurchase agreements........................................                        $ 89,746
     Payables under securities loaned transactions...............................                           9,789
                                                                                                         --------
                                                                                                           99,535
                                                                                                         --------

   COMMERCIAL PAPER AND OTHER SHORT-TERM BORROWINGS..............................                           5,964
                                                                                                         --------

   DEPOSITS......................................................................                          81,110
                                                                                                         --------

   TRADING LIABILITIES, AT FAIR VALUE
     Contractual agreements......................................................                          36,142
     U.S. Government and agencies................................................                          17,847
     Equities and convertible debentures.........................................                          10,746
     Non-U.S. governments and agencies...........................................                           9,541
     Corporate debt, municipals, and preferred stock.............................                           7,599
                                                                                                         --------
                                                                                                           81,875
                                                                                                         --------

   OBLIGATION TO RETURN SECURITIES RECEIVED AS COLLATERAL........................                           3,982
                                                                                                         --------

   OTHER PAYABLES
     Customers...................................................................                          29,373
     Brokers and dealers.........................................................                          14,504
     Interest and other..........................................................                          21,622
                                                                                                         --------
                                                                                                           65,499
                                                                                                         --------

   LIABILITIES OF INSURANCE SUBSIDIARIES.........................................                           3,666
                                                                                                         --------

   LONG-TERM BORROWINGS..........................................................                          75,546
                                                                                                         --------

   TOTAL LIABILITIES.............................................................                         417,177
                                                                                                         --------

   PREFERRED SECURITIES ISSUED BY SUBSIDIARIES...................................                           2,657
                                                                                                         --------
   STOCKHOLDERS' EQUITY

   PREFERRED STOCKHOLDERS' EQUITY (42,500 shares issued,
      liquidation preference $10,000 per share)..................................                             425
                                                                                                         --------

   COMMON STOCKHOLDERS' EQUITY
     Shares exchangeable into common stock.......................................                              61
     Common stock, par value $1.33 1/3 per share;
      authorized: 3,000,000,000 shares;
      issued: 975,241,575 shares.................................................                           1,300
     Paid-in capital.............................................................                           5,158
     Accumulated other comprehensive loss (net of tax)...........................                            (370)
     Retained earnings...........................................................                          17,135
                                                                                                         --------
                                                                                                           23,284
   Less: Treasury stock, at cost:  116,669,821 shares............................                             967
            Unamortized employee stock grants....................................                           1,150
                                                                                                         --------

   TOTAL COMMON STOCKHOLDERS' EQUITY.............................................                          21,167
                                                                                                         --------

   TOTAL STOCKHOLDERS' EQUITY....................................................                          21,592
                                                                                                         --------

   TOTAL LIABILITIES, PREFERRED SECURITIES ISSUED BY SUBSIDIARIES,
        AND STOCKHOLDERS' EQUITY.................................................                        $441,426
                                                                                                         ========
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